UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 10, 2020

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street,	Reston,	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD.
On December 10, 2020, Leidos Holdings, Inc. (the "Company") issued a press release announcing that it had entered into a definitive agreement to acquire 1901 Group, LLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information under this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibits be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.
(i) Exhibits

Exhibit 99.1	Press Release dated December 10, 2020, issued by Leidos Holdings, Inc.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date:	December 10, 2020	By:	/s/ Benjamin A. Winter
Benjamin A. Winter
		Its:	Senior Vice President and Corporate Secretary